SUPPLEMENT TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO FACTOR-BASED FUNDS
Wells Fargo Factor Enhanced Emerging Markets Fund
Wells Fargo Factor Enhanced International Fund
Wells Fargo Factor Enhanced Large Cap Fund
Wells Fargo Factor Enhanced Small Cap Fund
(each a “Fund”, together the “Funds”)

At a meeting held on February 19-20, 2020, the Board of Trustees of Wells Fargo Funds Trust unanimously approved the liquidation of the Funds.

The liquidation of the Funds is expected to occur after close of business on or about February 26, 2020. Shareholders of the Funds on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares.

February 21, 2020	II020/P1300S3